UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 17, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2008, the Board of Directors of Triangle Petroleum Corporation (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”), effective immediately. A description of the provisions amended (other than certain immaterial changes) and, if applicable, the previous provisions, is provided below. This description is a summary of the amendments to the Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference.

The changes to the Bylaws were made in connection with the Company’s application for listing on the TSX (Toronto) Venture Exchange. The amendments to the Bylaws include:

•	Requiring an annual meeting of stockholders to be held not later than six (6) months after the end of the Company’s fiscal year;

•	Establishing additional grounds upon which the Company’s stockholders may dissent and exercise their appraisal rights;

•	Prohibiting the issuance of shares of the Company’s common stock for promissory notes or services to be performed;

•	Requiring the issuance of shares of the Company’s common stock for only consideration representing the fair market value of said shares;

•	Providing for the non-assessability of shares of common stock issued by the Company;

•
Establishing the issuance of shares of the Company’s common stock for consideration less than the fair market value of said shares as a breach of fiduciary duty involving intentional misconduct, fraud or knowing violation of law for the purposes of Nevada Revised Statutes (“NRS”) 78.137(7);

•
Requiring the receipt of stockholder approval prior to granting or denying any rights, privileges, power or authority to a holder of a specified number of the Company’s common stock or percentage of share ownership or voting power;

•	Opting-out of NRS 78.378 to 78.3793, inclusive, where such provisions relate to the acquisition of a “controlling interest” (as defined in NRS 78.3785) in the Company; and

•	Clarifying the ability to remove a director only upon the affirmative vote of two-thirds of the Company’s outstanding voting power.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Triangle Petroleum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: November 19, 2008	By:	/s/ Mark Gustafson
Name: Mark Gustafson
Title: Chief Executive Officer